UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

Alpha Network Alliance Ventures Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54126

(Commission File Number)

45-1649826

(IRS Employer Identification No.)

11801 Pierce St., 2nd Floor
Riverside, California 92505

(Address of principal executive offices)(Zip Code)

(888) 770-5084

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On February 7, 2014, Alpha Network Alliance Ventures Inc., a Delaware corporation (the “Company”), notified GZTY CPA Group, LLC (“GZTY CPA”), that the Company had dismissed GZTY CPA as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of GZTY CPA regarding the Company’s financial statements as of December 31, 2012 and 2011 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from March 24, 2011 (inception) through December 31, 2012, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of GZTY CPA, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, March 24, 2011 (inception) through December 31, 2012, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with GZTY CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GZTY CPA, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from March 24, 2011 (inception) through December 31, 2012. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GZTY CPA a copy of the above disclosures and requested GZTY CPA to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. GZTY CPA’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On February 7, 2014, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Thomas J. Harris, CPA (“Thomas J. Harris”), the Company’s new independent registered public accountants, which appointment Thomas J. Harris has accepted with the dismissal of GZTY CPA.

During the two most recent fiscal years and the interim period preceding the engagement of Thomas J. Harris, the Company has not consulted with Thomas J. Harris regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Thomas J. Harris or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with GZTY CPA and therefore did not discuss any past disagreements with Thomas J. Harris.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1	Letter dated February 7, 2014 from GZTY CPA Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Network Alliance Ventures Inc.

(Registrant)

Date: February 10, 2014	By:	/s/ Eleazar Rivera
Name: Eleazar Rivera
Title: President and Chief Executive Officer

Exhibit Index

Exhibit	Description
16.1	Letter dated February 7, 2014 from GZTY CPA Group, LLC